U.S. SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                           FORM 8-K


                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



              Date of Report: November 23, 1998




                NPS INTERNATIONAL CORPORATION
                -----------------------------
     (Exact name of registrant as specified in its charter)



                          Delaware
                          --------
         (State or other jurisdiction of incorporation)



                000-13858                       86-0214815
          -------------------                   ----------
         (Commission File No.)               (IRS Employer
                                           Identification No.)



             812 Proctor Ave.
             Ogdensburg, N.Y.                    13669
 --------------------------------------         --------
(Address of principal executive offices)       (Zip code)


            NATIONAL INDUSTRIAL SECURITY CORPORATION
                     225 East Kirkham Road
                  St. Louis, Missouri  63119
                  --------------------------
   (Former name or former address, if changed since last report)



Registrant's telephone number, including area code:
(315) 393-3793

Item 1(a). Change in Control of Registrant.

     Effective November 6, 1998, pursuant to a definitive agreement (attached hereto and incorporated herein as Exhibit 2.0) (the "Agreement") National Industrial Security Corporation (the "Company") acquired all of the issued and outstanding securities of NPS Power Systems, Inc., ("NPS"), a Delaware corporation. The terms of the transaction provided that the Company undertook a reverse split of its issued and outstanding common stock, whereby one (1) share of common stock was issued in exchange for each three
(3) shares of common stock then issued and outstanding, in order to establish the number of issued and outstanding common shares at closing to be 2,314,700 shares. The Company and NPS entered into a share exchange agreement wherein the Company issued an aggregate of 8,000,000 "restricted" shares of the Company's Common Stock to NPS in exchange for all of the issued and outstanding shares of NPS. NPS became a wholly owned subsidiary of the Company. The Company also changed its name to "NPS International Corporation."

     Pursuant to the terms of the Agreement, Max T. Jackson the Company's former President, resigned his position as President but retained his position as a director of the Company. Messrs. David
R. Jackson and Stephen C. Jackson resigned their positions as directors of the Company. The following persons were appointed as new officers and/or directors of the Company:

               NAME                         OFFICE
     ---------------------       ----------------------------

     Michael Wexler              Chairman, President and
                                 Chief Executive Officer

     Dr. Mark Scibor-Rylski      Vice President and Director

     The percentage of voting securities of the Company now beneficially owned directly or indirectly by the entity who acquired control and the identity of the entities who acquired control are as follows:

                       Shares of Common Stock       Approximate
Name and Address         Beneficially Owned      Percent of Class
----------------         ------------------      ----------------

Michael Wexler               4,591,350(1)              44.5%
23 Wilton Crescent
Ottawa, Ontario
Canada K1S 4P2

Max T. Jackson(2)            1,166,908                 11.3%
225 E. Kirkham Road
St. Louis, MO 63119

                       Shares of Common Stock       Approximate
Name and Address         Beneficially Owned      Percent of Class
----------------         ------------------      ----------------

Harold Paumgarten(3)           640,207                  6.2%
3700 Lexington Ave.
Suite 405
New York, NY 10174

Dr. Mark Scibor-Rylski         290,021                  2.8%
12 Barklay Road
Fulham, London
England SW6 1EH

All Proposed Directors       6,048,279                 58.6%
and Executive Officers
as a Group (3 persons)
________________

(1) The common shares indicated are to be held by Suncrest Management Services, S.A., a holding company controlled by the family of Michael Wexler. The information relating to beneficial ownership of the Company's common stock is based on information furnished by them using the definition of "beneficial ownership" set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except where there may be special relationships with other persons, including share voting or investment power, the directors and nominees possess sole voting and investment power with respect to the shares set forth beside their names.

(2) Mr. Jackson is currently an officer and director of the Company. It is anticipated that he will remain involved with the Company as a director if the Transaction is successfully consummated.

(3) Mr. Paumgarten is currently a director of Polcorp Industries, Inc., a wholly owned subsidiary of Naidger. However, it is not anticipated that Mr. Paumgarten will be appointed as a director of the Company upon closing of the proposed Transaction. As such, the shares of common stock to be held by Mr. Paumgarten are not included in the aggregate amount of common shares to be held by all officers and directors as a group.

Item 2.  Acquisition or Disposition of Assets.

     Effective November 6, 1998, the Company acquired all of the issued and outstanding securities of NPS. The nature and amount of consideration given in connection with the agreement was the issuance of 8,000,000 shares of "restricted" common stock of the Company (post reverse split) to the former NPS shareholders. The consideration given and received was determined by arms-length negotiations between the principals of the Company and principals of NPS. No material relationship existed or presently exists between management of the companies, except for the fact that Mr. Max Jackson has remained with the Company in the capacity of a director of the Company.

     NPS was incorporated in the State of Delaware on January 15, 1997. Prior to the transaction described hereinabove, NPS was a holding company which acquired Polcorp Industries, Inc. and its two operating subsidiaries, including Metrix Metal, L.L.C. ("MML") and
Metrix Tools, L.L.C. ("MTL"), each located in Tczew, Poland.   MML
is engaged in the production of metal parts and sub-assemblies, primarily the gas meter, white goods and auto parts sector in central and eastern Europe. MTL is engaged in the design and production of tools, injection molds, dies and assembly jigs for use in the production of gas meters, white goods, auto parts and telecommunication equipment. This company's business is also based primarily in central and eastern Europe.

     During the balance of the NPS fiscal year ended December 31, 1998, NPS generated approximately $1,369,000 in gross revenues, incurring a net loss of approximately $1,500. During the six month period ended June 30, 1998, NPS generated approximately $1,340,000 in gross revenues, with a net loss for this six month period of approximately $60,000. Management intends to attempt to increase the business of the Company in the near future through internal growth and expansion, as well as the acquisition of one or more synergistic business operations located in Poland.

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of NPS and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

Item 7(c).  Exhibits.
---------------------

     Number          Exhibit
     ------          -------

      2.0            Agreement between the Company and Naidger
                     Power Systems, Inc.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NPS INTERNATIONAL CORPORATION
                         (f/k/a National Industrial Security
                         Corporation)



                         By:/s/ Michael Wexler
                            -------------------------------------
                            Michael Wexler, President

Dated:  November 23, 1998

                  NPS INTERNATIONAL CORPORATION
                  _____________________________

                     EXHIBIT 2.0 TO FORM 8-K
                  _____________________________

                     REORGANIZATION AGREEMENT

                     BETWEEN THE COMPANY AND

                    NAIDGER POWER SYSTEMS, INC.
                  _____________________________

                     REORGANIZATION AGREEMENT


This is an Reorganization Agreement dated as of the 31st day of August, 1998 made by and between National Industrial Security Corporation, a Delaware corporation ("NISCO") and Naidger Power Systems, Inc. a Delaware corporation, ("NPS") said corporations being together hereinafter sometimes referred to as the "Constituent Corporations".

NISCO is a corporation incorporated on November 12, 1967, under the general corporation laws of the State of Delaware, with its principal office int he State of Delaware, being located at 306 South State Street, County of Kent, State of Delaware, 19901, and the name of its registered agent at said office is United States Corporation Company.

NISCO is authorized to issue, 12,000,000 shares of common stock
$.16-2/3 par value, aggregating $2,000,400 in par value, of which, on the date hereof, 6,994,100 shares of common stock, $.16-2/3 par value are issued and outstanding.

NPS is authorized to issue 20,000,000 shares of common stock, $.001 par value, aggregating $20,000 in par value, of which approximately 6,450,100 shares of common stock, $.001 par value, will be issued and outstanding at the closing of this transaction and is to be exchanged for common shares of NISCO.

NPS is a corporation incorporated on January 15, 1997, under the General Business Corporation Act of the State of Delaware, with its principal office located at: 812 Proctor Avenue, Ogdensburg, New York, 13669. NPS owns all of the issued and outstanding shares of Polcorp Industries, Inc., a Delaware Corporation. Polcorp has two wholly owned subsidiaries, Metrix Metal and Metrix Tools, both located in Tzcew, Poland.

In consideration of the premises and of the mutual agreements, covenants and provisions hereinafter contained, the parties hereto agree that the terms and conditions of the Reorganization Agreement, the mode of carrying the same into effect, and the manner and basis of exchanging the issued stock of NPS for stock of NISCO, shall be as follows:

                           ARTICLE I
                           ---------

It is agreed and understood that the existence of NPS shall become and continue as a wholly-owned subsidiary of NISCO, with all the rights, privileges, immunities and powers and subject to all duties and liabilities of a corporation organized under the General
Business Corporation Act of 1983 of the State of Delaware.

The existence of NISCO shall continue unaffected and unimpaired by the purchase of NPS with all the rights, privileges, immunities and powers, and subject to all duties and liabilities of a corporation organization under The General Corporation Law of the State of Delaware.

                           ARTICLE II
                           ----------

The Certificate of Incorporation of NPS shall continue to be its Certificate of Incorporation following the Effective Date of the Reorganization, until the same shall be altered or amended.

                          ARTICLE III
                          -----------

On the Effective Date of the Reorganization, the parent corporation, NISCO, shall possess all of the rights, privileges, immunities, powers, and franchises of a Corporation incorporated under the State of Delaware.

                           ARTICLE IV
                           ----------

1. Prior to the Effective Date of the Reorganization, NISCO shall have completed a one for three (1:3) reverse stock split. No additional or different classes of securities shall be issued to holders of NISCO stock as part of the Reorganization. All NISCO stockholders will be informed of the one for three (1:3) reverse stock split and will be required to forward their stock certificates to NISCO to be exchanged for corrected certificates.

2. Each share of common stock, $.001 par value of NPS, issued and outstanding on the Effective Date of the Reorganization, on said date, shall be converted into and exchanged pro rata for 8,000,000 shares of common stock $.16 2/3 par value, of NISCO.

3. The parties hereto intend that, following the Effective Date of the Reorganization, the holders of the common stock of NISCO immediately prior to the Reorganization, including purchasers of such shares between the date hereof and the Effective Date of the merger, will hold in the aggregate, twenty one and one half percent (21.5%) of the common stock of NISCO and, the shareholders of NPS stock, will receive seventy eight and one-half percent (78.5%) of the shares of common stock of NISCO, $.16 2/3 par value.

4. As soon as practicable after the Effective Date of the Reorganization and after the consummation of the exchange outlined above, each holder of an outstanding certificate or certificates representing shares of common stock, $.001 par value of NPS shall delivery the same to the designated transfer agent for NISCO, and such holder shall be entitled upon such surrender, to receive in exchange therefore, a certificate, or certificates, representing the number of whole shares of common stock of NISCO on a pro rata basis of ownership in the shares of common stock of NPS.

5. All shares of common stock, $.16 2/3 par value of NISCO into which all shares of common stock $.001 par value of NPS are converted, as above provided, shall be fully paid and non-assessable.

6. When issuing new certificates representing shares of NISCO, the transfer agent will endorse or legend such new certificates for post reorganization shareholders with any endorsement or legend including restrictions on resale or commitment with respect to the payment of dividends or the purchase of stock, which are set forth on the certificates surrendered.

7. When issuing new certificates representing shares of NISCO, the Parent Corporation, for pre-reorganization shareholders, the transfer agent will not endorse or legend such new certificates with the endorsement or legend set forth on the certificate surrendered.

                            ARTICLE V
                            ---------

NISCO represents and warrants as follows:

1. NISCO is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

2. This Agreement and the transaction described therein have been duly authorized by the Board of Directors and the consummation of the transaction will not violate any agreement to which NISCO is a party.

3. The consolidated balance sheet of NISCO and its subsidiaries as of December 31, 1997, and the related statements of consolidated income, paid in surplus and earned surplus then ended, certified by Kerber, Eck, & Braeckle, independent public accountants, which are contained in NISCO's annual report for the year 1997, as well as the unaudited financial statements of the six month period ending June 30, 1998, as set forth in NISCO's Form 10Q for that period, copies of which are attached as hereto, were prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of preceding periods and fairly present the financial position of NISCO and its consolidated subsidiaries at Dec. 31, 1997 and June 30, 1998 respectively, and the results of operations for the periods then ended. Since June 30, 1998, there has been no material adverse change in the assets, business, prospects or condition, financial or otherwise, of NISCO or its subsidiaries from that reflected in said financial statements.

4. NISCO and its subsidiaries have good and merchantable title to all their respective property and assets reflected in the consolidated balance sheet as of Dec. 31, 1997 and June 30, 1998, referred to above (other than property and assets disposed of in the ordinary course of business), free and clear of all liens or encumbrances other than as reflected in such balance sheet and the related notes.

5. There are no option agreements, warrants, other stock issues or classes of stock, or convertible debt or classes of convertible debt or equity issues related to NISCO stock issued or outstanding presently, other than as disclosed herein.

6.(a) All federal, state and local taxes and deficiencies thereon for which NISCO is liable have been paid or adequate provision has been made for the payment thereof on the balance sheet of NISCO as of June 30, 1998.

(b) NISCO or any of its subsidiaries are not a party to,

     (i) any pension, retirement, profit sharing, bonus or stock option plan for its officers or employees, except as required in the normal course of business.

     (ii) any employment contract or agreement which is not immediately terminable upon termination notice by NISCO and/or any of its subsidiaries, except those employment and consulting agreements in which early termination would be considered to be a breach in the terms and conditions of said contract and subject to penalty, copies of which will be delivered by NISCO to NPS.

7. NISCO and any of its subsidiaries are not a party to or bound by any agreement, lease or arrangement other than those executed in the normal course of business, copies of which will be delivered by NISCO to NPS; and NISCO and subsidiaries are not in default in any material respect under the terms of any agreement, lease or arrangement, such that the default may have a material adverse effect on the assets, business, prospects, condition, financial or otherwise, of NISCO.

8. To the best of its knowledge after due inquiry, there are not pending or, to the knowledge of NISCO management, threatened, any litigation, proceedings or investigations, which, if concluded adversely to it, would in the aggregate, have a material adverse effect on the assets, business, prospects or conditions, financial or otherwise, of NISCO or it's Subsidiaries.

9. NISCO and the Subsidiaries have complied with all of the requirements of the Securities Act of 1933 and the Securities
Exchange Act of 1934, and have made all filings required by said
Acts.

10. The foregoing representations and warranties shall survive the reorganization and continue after the Effective Date thereof.

                            ARTICLE VI
                            ----------

NPS represents and warrants as follows:

1. NPS is a Delaware corporation formed in January, 1997 and its wholly owned (100%) Polcorp subsidiary was formed in January, 1998. The results of operations for the periods ended Dec. 31, 1997 and June 30th, 1998, are to be in conformity with generally accepted accounting principles and fairly represent the financial position of NPS at Dec. 31, 1997 and June 30th, 1998; In the case of Polcorp, the consolidated financial results included therein are to be prepared in accordance with generally accepted and/or internationally accepted accounting principles and fairly represent the financial position of Polcorp and its subsidiaries.

As of June 30th, 1998, there has been no material adverse change in the assets, business, properties, financial or otherwise of NPS and/or its subsidiaries.

2. NPS and its wholly owned Polcorp subsidiary, and its' two wholly owned subsidiaries Metrix Metal and Metrix Tools are duly organized, validly existing and in good standing, respectively, under the laws of Poland. Each of NPS and its subsidiaries, is duly organized and in good standing to transact business in each jurisdiction required by the nature of its business, or the ownership of its property.

3. This Agreement and the transction described therein have been duly authorized by the Board of Directors and the consummation of this transaction will not violate any agreement to which NISCO is a party.

4. NPS has good and merchantable title to all of its property and assets reflected in the Balance Sheet referred to above (other than property and assets disposed of in the ordinary course of business since the date of such statement) and is free and clear of all liens or encumbrances.

5. NPS, to the best of its knowledge after due inquiry, had no liabilities, absolute, accrued, contingent or otherwise, which are not reflected in the balance sheet or notes thereto at said date.

6. To the best of its knowledge after due inquiry, there are not pending or, to the knowledge of NPS, threatened any litigation, proceedings or investigations which, if concluded adversely to NPS or its subsidiary, would in the aggregate have a material adverse effect on the assets, business, prospects or condition, financial, or otherwise, of NPS and/or its Polcorp subsidiary, and its two subsidiaries Metrix Metal and Metrix Tools.

7.(a) All federal, state and local taxes and deficiencies thereon for which NPS is liable have been paid or adequate provision has been made for the payment thereof on the balance sheet of NPS as of June 30, 1998.

(b) NPS and its Polcorp subsidiary, and its two subsidiaries Metrix Metal and Metrix Tools, are not a party to,

     (i) any pension, retirement, profit sharing, bonus or stock option plan for its officers or employees, except as required in the normal course of business.

     (ii) any employment contract or agreement which is not immediately terminable upon termination notice of NPS and/or its Polcorp subsidiary, except those employment and consulting agreements in which early termination would be considered to be a breach in the terms and conditions of said contract and subject to penalty, copies of which will be delivered by NPS to NISCO.

8. NPS and its Polcorp subsidiary, and its two subsidiaries Metrix Metal and Metrix Tools are not a party to or bound by any agreement, lease or arrangement other than those executed in the normal course of business, copies of which will be delivered by NPS to NISCO; and NPS and subsidiaries are not in default in any material respect under the terms of any agreement, lease or arrangement, such that the default may have a material adverse effect on the assets, business, prospects, condition, financial or otherwise, of NPS.

9. On or before October 31, 1998, unless agreed otherwise, NPS will have available financial Statements as of, and for the periods Dec. 31, 1997 and June 30, 1998, which in all respects will meet accounting standards and practices adopted by the Securities and Exchange Commission, for public companies, the class and kind, as NISCO.

10. Prior to the Effective Date of the Reorganization, NPS and its wholly owned subsidiaries, will have in the aggregate a Net Worth of US$500,000 or more.

                           ARTICLE VII
                           -----------

Both parties to this Agreement acknowledge a shareholder loan on the books of NISCO made by Max Jackson, an officer and director.
It is heretofore agreed as follows with respect to this indebteness to Mr. Jackson:

i) That the value of the shareholder loan at the closing of this transaction, as indicated in the financial records of NISCO will be at or about US$100,000;
ii) That the parties to this Agreement understand and agree that monies owed to Mr. Jackson are material in nature and are to be repaid forthwith following completion of this transaction;
iii)$US25,000 will be paid on closing of this transaction with the balance payable in three equal installments of $US 25,000, the first due 45 days from the date of closing; the second due 90 days from the date of closing; and the third installment will be paid 12 months from the date of closing;
iv) Immediately upon the Closing of the transaction, NPS will place in an escrow account with its legal advisor, Mr. Sam Weiss, 800,000 shares of NISCO to be held as collateral up and until an amount of US$75,000 is paid to Mr. Jackson on his shareholder loan; It is agreed and understood that the aid 800,000 shares will be released from escrow immediately upon payment of said US$75,000.
v) That failure to pay Mr. Jackson the aforesaid indebtedness according to the terms so agreed, would constitute a serious breach of the Reorganization Agreement which could result in remedial action by Mr. Jackson against the Company;
vi) In the event of default due to the Company's failure to pay on this indebtedness, Mr. Jackson would be eligible to claim penalty interest on the outstanding balances equal to an annualized rate of 12%.

                           ARTICLE VIII
                           ------------

1. The foregoing representations and warranties shall survive the Reorganization and continue after the Effective Date thereof. From the date hereof to the Date of the Reorganization, NISCO and NPS agree as follows:

a). To conduct their respective businesses in the ordinary course and not to dispose of any of their respective assets, except in the ordinary course of business.

b) Not to issue or sell any rights to, subscribe for, or grant any options to purchase, any shares of their respective stock, except

     i) for the 1:3 reverse split referenced in Article IV above.

     ii) that NPS may issue its common voting shares as required to raise a total of US$525,000 in investment funds.

c) Not to declare or set aside or pay any dividends or other distribution in respect to their respective stocks, except as previously declared in the ordinary course of business.

d) Not to increase the compensation payable to or become payable to any officer or any employee or agent, except in the ordinary course of business.

e) To give to the other party, at its expense, and for the work to be performed by counsel, accountants and other representatives, full access during normal business hours to their respective properties, books, contracts, commitments and records, and to furnish such information concerning their respective affairs as may be reasonably requested by the other party.

Information obtained under this paragraph shall be treated with confidence and shall be used only connection with the furtherance of the purposes of this Agreement of Reorganization and not otherwise.

f) Not to amend their respective Charters or Articles of Incorporation, as the case may be, nor their respective By-Laws.

                           ARTICLE IX
                           ----------

Each of the Constituent Corporations shall take, or cause to be taken, all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Delaware to consummate and make effective the reorganization, subject, however, to an appropriate vote or consent of the stockholders of each of the Constituent Corporations in accord with the requirements of the applicable provisions of the State of Delaware.

         Other Provisions

Section 9.1 Survival of Representations and Warranties. The representations and warranties set forth in Section 2.16 and
Section 2.23 shall survive for a period of five (5) years from and after the Time of Closing. The representations set forth in
Section 2.10 shall survive for a period of time equal to the statutory time period during which any taxing authority has the right to make a claim for any tax deficiency. The representations and warranties set forth in all other Sections shall survive for a period of one (1) year from and after the Time of Closing. The representations and warranties set forth in Section 2.2 and 2.4 shall survive the Time of Closing and the consummation of the transactions consummation of the transactions contemplated by this Agreement.

Section 9.2 Extension/Waiver. Either Shareholders of NISCO or NPS may extend the time for or waive the performance f any of the obligations of the other, waive any inaccuracies in the representations or warranties by the other, or waive compliance by the other with any of the covenants or conditions contained in this Agreement. Any such extension or waiver shall be in writing and signed by the Shareholders or by any officer of NISCO or NPS. N such waiver shall operate or be construed as a waiver of any subsequent act or omission of the parties hereto.

Section 9.3 Notices. All notices, requests, demands or other communications required or permitted under this Agreement shall be sent by certified mail, return receipt requested, to the parties hereto at their respective addresses set forth below, and notice shall be deemed given as of the date the notice is posted:

On behalf of NISCO

National Industrial Security Corporation
225 E. Kirkham
St. Louis, MO
63119

On behalf of NPS

Naidger Power Systems
812 Proctor Avenue
Ogdensburg, NY
13669

Copy to:
Samuel G. Weiss
30 Main Street
Port Washington, New York
11050

Any party may change its address, telecopier number or agent for service of process by notice given to the other party in accordance with the terms of this provision.

Section 9.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable in the case of contracts made and to be performed in such state.

Section 9.5 Binding Effect. This Agreement shall inure to the benefit of, and be binding on and enforceable against the heirs, legal representatives and assigns of the Shareholders and the successors and assigns of Allied.

Section 9.6 Entire Agreement. This Agreement (including the Exhibits hereto) and the documents and schedules delivered pursuant hereto constitute the entire Agreement and understanding between the parties, and supersede any prior agreement and understanding relating to the subject matter hereof. This Agreement may be modified or amended only by a written instrument executed by al parties hereto.

Section 9.7 Severability of Provisions. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect on and shall not impair the enforceability of any other provision of this Agreement.

Section 9.8 Execution in Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

Section 9.9 Headings. The subject headings of the paragraphs and sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

Section 9.10 Limitation on Rights to Parties. Noting in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors, legal representatives and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third persons any rights of subrogation or action over or against any party to this Agreement.

Section 9.11 Description of Terms. As used in this Agreement, the term Shareholders refers to the undersigned identified as "Shareholders", jointly and severally, unless the context otherwise requires, and as used in this Agreement the term "Companies" shall include all predecessors to Companies or business acquired by or merged into Companies.

                            ARTICLE X
                            ---------

Anything herein or elsewhere to the contrary notwithstanding, this Reorganization Agreement may be abandoned by action of the Board of Directors of either (1) NISCO, or (2) NPS at any time prior to the Effective Date of the Reorganization, whether before or after receiving approval of their respective stockholders, upon the happening of any one of the following events:

1. Prior to the effective date, if the reorganization fails to obtain the requisite approval of both the majority shareholders of NISCO or of stockholders of NPS;
the Board of Directors will use its best efforts to obtain such approval.

2. Prior to Oct. 15, 1998, if, in the judgement of the Board of Directors of NISCO or NPS, based upon their respective due diligence investigations, a reorganization would be impracticable.

3. If NPS fails to deliver its audited consolidated financial statements determined in accordance with generally accepted accounting principles for year ending December 31, 1997, and the unaudited financial Statements for the six months ended June 30th, 1998, on or before October 31, 1998. (If NPS fails to deliver such financial statements on time, then NISCO agrees to extend the period an additional two (2) months, or as agreed by both constituent parties in writing.

4. If any agreement of either of the Constituent Corporations namely, NISCO and NPS ( including the Polcorp subsidiary and its subsidiaries ) shall have been breached in any material respect or any representation of any such Constituent Corporation shall be incorrect in any material respect.

5. Failure by NPS and/or NISCO after a good faith effort to receive a necessary legal opinion with respect to any and all material requirements of a Corporate and SEC nature related to this Reorganization Agreement, and the proper satisfaction by NPS and NISCO of such requirements.

                            ARTICLE XI
                            ----------

The Effective Date of the Reorganization shall be the date of closing of the transaction on or about October 31, 1998.

                            ARTICLE XII
                            -----------

This Reorganization Agreement may be executed simultaneously, in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument which shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                            ARTICLE XII
                            -----------

This Reorganization Agreement may be executed simultaneously, in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument which shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto, pursuant to authority given by their respective Boards of Directors, have caused this Agreement of Merger to be entered into and signed by their respective Presidents and their corporate seals to be hereunto affixed, and to be attested by their respective secretaries or assistant secretaries, all as of the date and year first above written.


NATIONAL INDUSTRIAL SECURITY CORPORATION

s/Max Jackson
_______________________________
     signature           date


attest:  s/Karen L. Bodine
        _______________________
          secretary

NAIDGER POWER SYSTEMS, INC.
and subsidiaries

s/Michael Wexler        Sept 16, 1998
________________________________
     signature          date


attest: s/David Godfrey
        ________________________
          secretary